UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2023

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100 Houston, TX 77002
(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	TRGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Targa Resources Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2023. At the Annual Meeting, the Company’s stockholders were requested to: (1) elect three Class I Directors to serve on the Company’s Board of Directors (the “Board”) for a term of office expiring at the Company’s 2026 Annual Meeting of Stockholders; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2023; (3) approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2022; (4) approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers; and (5) consider and vote on a stockholder proposal requesting that the Company issue a report assessing policy options related to venting and flaring. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2023:

1. Each of the three Class I directors that was up for re-election was elected for a term of three years expiring at the Company’s 2026 Annual Meeting of Stockholders. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
Paul W. Chung	148,968,486	39,457,697	79,729	13,266,601
Charles R. Crisp	166,736,716	21,663,009	106,188	13,266,600
Laura C. Fulton	172,613,496	15,797,565	94,854	13,266,598

2. PricewaterhouseCoopers LLP was ratified as the Company’s independent auditors for 2023. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
200,287,835	1,316,386	168,292

3. The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
180,694,344	7,631,039	180,523	13,266,607

4. The Board proposal regarding the frequency of future advisory votes to approve the compensation of the Company’s named executive officers every three years, every two years, or every year, was approved for every year. The voting results were as follows:

THREE YEARS	TWO YEARS	ONE YEAR	VOTES ABSTAINED	BROKER NON- VOTES
2,415,206	2,866,427	183,081,420	142,852	13,266,608

In light of this vote and the Board’s prior recommendation, the Board has determined that the Company will hold an annual advisory vote on executive compensation. Accordingly, the Company will request an advisory vote on executive compensation every year in its future proxy materials until the next stockholder advisory vote on the frequency of such votes. The Company will re-evaluate this determination in connection with its next stockholder advisory vote regarding the frequency of future advisory votes on executive compensation.

5. The stockholder proposal requesting that the Company issue a report assessing policy options related to venting and flaring was not approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
76,259,263	109,382,622	2,864,018	13,266,610

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGA RESOURCES CORP.

Dated: May 24, 2023	By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer